Exhibit 99.6

* Information has been omitted from this document and filed separately with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

AMENDMENT No. 6 TO LICENSE AGREEMENT

(Hasbro Contract No. 100524)

This Amendment to License Agreement (“Amendment”) is made as of December 15, 2006, by and between on the one part HASBRO, INC. and HASBRO INTERNATIONAL, INC. (collectively “Licensor”), and on the other part WMS GAMING INC. (“Licensee”).

Reference is made to a certain Worldwide Merchandising Agreement, dated September 1, 1997, by and between Licensor and Licensee for use of the MONOPOLY property, as amended to date (as amended, the “Agreement”). Capitalized terms not otherwise defined herein shall have the same meaning as in the Agreement.

WHEREAS, the parties desire to amend the Agreement as provided hereinbelow;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensor and Licensee hereby amend the Agreement as follows:

1.	Monthly Statements and Payments:

(a) Commencing with the statements and royalties for the month of October 2006 and thereafter during the Term and if applicable the Sell-Off Period, periodic royalty statements shall be furnished and royalty payments paid monthly, rather than on a calendar quarter basis, not later than the twenty-fifth (25th) day following the end of each calendar month. Therefore, for example, statements and payments with respect to October 2006 shall be due no later than November 25, 2006. In addition, Licensee shall make a royalty payment by December 25, 2006, of its good-faith estimate of royalties anticipated to be earned for the month of December 2006, such payment to be adjusted based on the royalty statements for December 2006 due on or before January 25, 2007.

(b) Paragraph 1(b)(i)(B) of the License Agreement Summary part of the Agreement is amended by deleting the third to last sentence that reads “For avoidance of doubt, the Region Threshold Amounts refer to royalties earned in such period, and so, for example, fourth quarter 2003 royalties which are payable on January 25, 2004 would not count toward the Region Threshold Amount for the [*] period [*] through [*]; and fourth quarter 2005 royalties which are payable on January 25, 2006 would count toward the Region Threshold Amount for the [*] period [*],” and in its place inserting the following: “For avoidance of doubt, the Region Threshold Amounts refer to royalties earned in such period, and so, for example, royalties for the month of December 2007 which are payable on January 25, 2008 would not count toward the Region Threshold Amount for the [*] period [*], but would count toward the Region Threshold Amount for the [*] period [*]”

(c) Paragraph 2(b)(i) of the License Agreement Summary part of the Agreement is amended by deleting the sentences in the middle of the paragraph that reads: “For avoidance of doubt, the Advance Payment for a year is applied to royalties paid in such year, and so, the royalties for revenues earned in the fourth quarter of a year, but payable by January 25 of the following year, shall be offset against the Advance Payment for such following year. The royalties for revenues earned in the fourth quarter of 2003, but payable by January 25, 2004, shall be offset against the Advance Payment for 2004” and in their place inserting the following:

In recognition of the change starting with the month of October 2006 of royalty payments being paid and reported monthly rather than quarterly, but wanting to keep the same months corresponding to each annual Advance Payment, Licensor and Licensee agree that notwithstanding anything to the contrary hereinabove in this paragraph, each annual Advance Payment for a certain year shall be applied, offset and credited against royalties for revenues earned in the fourth quarter (October, November, and December) of the previous year and the first three quarters (January through September) of such year. Accordingly, the Advance Payment for 2006 shall be applied, offset and credited against royalties earned in the period October 2005 through September 2006 (notwithstanding that royalty payments for October, November and December 2006 are paid in calendar year 2006 or that royalty payments for October and November 2005 were paid in December 2005), and the Advance Payment for 2007 shall apply to, offset and be credited against royalties earned in the period October 2006 through September 2007 (notwithstanding that royalty payments for October and November 2007 are payable in calendar year 2007), and so on for future time periods.

(d) Paragraph 2(b)(ii) of the License Agreement Summary part of the Agreement is amended by deleting the sentences in the middle of the paragraph that read: “For avoidance of doubt, the Advance Payment for a year is applied to royalties paid in such year, and so, the royalties for revenues earned in the [fourth quarter of a year], but payable by January 25 of the following year, shall be offset against the Advance Payment for such following year. The royalties for revenues earned in the fourth quarter of 2003, but payable by January 25, 2004 shall be offset against the Advance Payment for 2004” and in their place inserting the following:

In recognition of the change starting with the month of October 2006 of royalty payments being paid and reported monthly rather than quarterly, but wanting to keep the same months corresponding to each annual Advance Payment, Licensor and Licensee agree that notwithstanding anything to the contrary hereinabove in this paragraph, each annual Advance Payment for a Region for a certain year shall be applied, offset and credited against royalties for revenues earned in such Region in the fourth quarter (October, November, and December) of the previous year and the first three quarters (January through September) of such year, regardless as to whether the royalties are paid in the current year or the previous year. Accordingly, the Advance Payment for a Region for 2006 shall be applied, offset and be credited against royalties earned in such Region in the period October 2005 through September 2006, whether paid in 2005 or 2006 (notwithstanding that royalty payments for October, November and December 2006 are to be paid in calendar year 2006), and the Advance Payment for a Region for 2007 shall apply to royalties earned in such Region in the period October 2006 through September 2007 (notwithstanding that royalty payments for October and November 2007 are payable in calendar year 2007), and so on for future time periods.

(e) In recognition of the changes made by this Amendment, the first sentence of Paragraph 2(b)(ii) of the License Agreement Summary part of the Agreement is hereby amended by adding, after the words “provided below” in the parenthetical, the following: “and as [*] by amendments made in this Amendment to the Advance Guarantee for the Region designated as “Russia & Europe (no UK).”

2.	Europe (including Russia) Region:

(a) On Exhibit 3 for the Region designated thereon as “Russia & Europe (no UK)” (also referred to in the License Agreement Summary part of the Agreement as the “Europe (including Russia, but excluding the United Kingdom)” Region), the figure for the year 2006 is amended from [*] and for the year 2007 from [*] to [*] Licensor agrees to credit Licensee the [*] that it has paid in excess of the revised Advance Guarantee for Russia & Europe (no UK) for 2006 by applying this sum to Licensee’s minimum Advance Guarantee for Russia & Europe for 2007. Accordingly the amount to be paid toward the Advance Payment for the Europe (including Russia, but excluding the United Kingdom) Region for [*] due on or before January 31, 2007 shall be [*] (the amended figure of [*] minus the credit of [*]). Further, the minimum Advance Guarantees for the Region designated on Exhibit 3 as “Russia & Europe (no UK)” shall be [*] of the figures stated therein until such time as the Russian market reopens to the placement of Gaming Devices through a legislative change or other change in governmental policy. Upon such a change and the resulting actual reopening the Russian market, the [*] shall be eliminated (and eliminated on a pro rata basis by [*] during the [*] in which the Russian market reopens).

(b) On Exhibit 5 for the Region designated thereon as “Russia & Europe (no UK),” the figure for the period [*] is amended from [*] and accordingly the Biennial Region Threshold Amount for the Europe (including Russia, but excluding the United Kingdom) Region for the [*] period ending December 31, 2007 shall be the amended figure of [*]. Similarly, the Biennial Region Threshold Amounts for the Region designated on Exhibit 5 as “Russia & Europe (no UK)” shall also be [*] of the figures stated therein until such time as the Russian market reopens to the placement of Gaming Devices through a legislative change or other change in governmental policy. Upon such a change and the resulting actual reopening of the Russian market, the [*] shall be eliminated (and eliminated on a pro rata basis by [*] during the [*] in which the Russian market reopens). Furthermore, Licensor waives any right that it may have had to eliminate the Europe (including Russia, but excluding the United Kingdom) Region from the Territory based on failure of Licensee to earn royalties equal to the Region Threshold Amount for such Region for the [*] period ending December 31, 2005.

* Information has been omitted from this document and filed separately with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(c) For the avoidance of doubt, the foregoing amendments with respect to the Europe (including Russia, but excluding the United Kingdom) Region are not intended to foreclose the ability of the parties to agree to revisions to the Advance Payments and Region Threshold Amounts for such Region for [*] as a result of a Macro Regulatory Change as provided in Paragraph 10(b) of the License Agreement Summary part of the Agreement, including, without limitation, as a result of a Macro Regulatory Change that has occurred prior to the date of this Agreement.

3.	United Kingdom Region:

(a) Commencing with calendar year 2006 and thereafter during the Term, the Advance Payments for the United Kingdom Region for each calendar year shall be determined as follows, and the Annual Minimum Advance Guaranteed Royalties for the United Kingdom Region set forth on Exhibit 4 are hereby deleted:

(i) Until the first calendar year in which a regional casino/super casino (“Super Casino”) is licensed and operating in the Region, the Advance Payment shall be [*] United States Dollars [*].

(ii) Commencing with the first calendar year in which a Super Casino is licensed and operating in the Region and thereafter for each calendar year until the first calendar year in which [*] or more Super Casinos are licensed and operating in the Region, the Advance Payment shall be [*]. The Advance Payment for the first calendar year in which a Super Casino is licensed and operating shall be paid no later than thirty (30) days after the first Super Casino is licensed and operating and in later years while this subparagraph 3(a)(ii) applies the Advance Payment shall be paid no later than January 31st of the applicable year as provided in the Agreement.

(iii) For the first calendar year in which [*] or more Super Casinos are licensed and operating in the Region, the Advance Payment shall be a total of [*], or a pro rata portion thereof calculated on a monthly basis for that first calendar year, which amount (above the [*] that may have already been paid for such year under subparagraph (ii) above) shall be paid no later than thirty (30) days after the [*] Super Casino is licensed and operating. (For the avoidance of doubt with respect to determining the pro rata portion on a monthly basis for that first calendar year: if the [*] Super Casino is first licensed and operating in January, then the total Advance Payment for such year shall be [*]; if the [*] Super Casino is first licensed and operating in February, then the total Advance Payment for such year shall be [*]; if the [*] Super Casino is first licensed and operating in March, then the total Advance Payment for such year shall be [*]; and so on for each month, provided that in no event shall such total Advance Payment be less than [*]) Thereafter in each subsequent year the Advance Payment shall be made on January 31st and shall be equal to [*] multiplied by the number of Super Casinos licensed and operating as of such January 31st date; provided, however, that (A) notwithstanding anything to the contrary contained herein, the

* Information has been omitted from this document and filed separately with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

maximum annual Advance Payment that Licensee shall pay for the Region, regardless of the number of Super Casinos licensed and operating as of January 31st, shall be [*], and (B) if there are less than [*] Super Casinos licensed and operating as of such January 31st, then the Advance Payment for such calendar year shall be [*] United States Dollars [*], regardless of the number of Super Casinos less than [*] licensed and operating as of such January 31st.

(b) Commencing with calendar year 2006 and thereafter during the Term, the following provisions shall apply with respect to the Licensor’s ability to eliminate the United Kingdom Region from the Territory based on failure to earn royalties for such Region equal to the applicable Region Threshold Amount for any [*] as provided in Paragraph 1(b)(i)(B) of the License Agreement Summary:

(i) Until the first calendar year in which [*] Super Casinos are licensed and operating in the Region, the amount attributable to the Region Threshold Amount for each year shall be [*] notwithstanding that the Advance Payment for such year may be [*] under subparagraph (b)(ii) above.

(ii) Commencing with the first calendar year in which [*] or more Super Casinos are licensed and operating in the Region and thereafter for each calendar year during the Term, the amount attributable to the Region Threshold Amount for that year shall be [*] multiplied by the Advance Payment for such year, notwithstanding if in any year thereafter the number of Super Casinos licensed and operating in the Region decreases to fewer than [*]

(iii) The Region Threshold Amount for the United Kingdom Region for each applicable [*] period ending [*] shall be the sum of the amounts attributable to each of the years in such [*] period as provided in subparagraphs (i) and (ii) above, and the Region Threshold Amounts for the United Kingdom Region set forth on Exhibit 6 are hereby deleted. As examples:

(X) if the first year in which [*] or more Super Casinos are licensed and operating in the Region is 2007 and the [*] Super Casino is first licensed and operating in March 2007, then the Region Threshold Amount for the [*] period ending December 31, 2007 shall be the sum of [*] and [*] (equal to the [*] Advance Payment amount of [*] multiplied by [*]) for a total of [*]; and

(Y) if thereafter there are [*] Super Casinos licensed and operating as of January 31, 2008 and [*] Super Casinos licensed and operating as of January 31, 2009, then the Region Threshold Amount for the [*] period ending December 31, 2009 shall be the sum of [*] (equal to the Advance Payment of [*] multiplied by [*]) and [*] (equal to the Advance Payment of [*] multiplied by [*]) for a total of [*].

* Information has been omitted from this document and filed separately with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(c) Paragraph 2(b)(iii)(D) of the License Agreement Summary with respect to the Advance Payments and Region Threshold Amounts for the United Kingdom Region is deleted from the Agreement.

(d) For clarification, with respect to the UK Region under the UK Gambling Act 2005, exclusion (A) in the definition of “Licensed Articles” and “Gaming Device” set forth in Paragraph 1(a)(i) of the License Agreement Summary part of the Agreement shall not exclude [*] games but shall exclude [*] games; provided, however, that it is further understood that in light of Licensor’s license with [*] which expires December 31, 2007, the rights Licensee has with respect to [*] games shall be on a non exclusive basis for the period through 2007, and shall be on an exclusive basis starting on January 1, 2008 through the Term of the Agreement, subject to [*] pre existing sell-off rights for the [*] under its existing license with Licensor. Licensee shall use reasonable efforts to place [*] Gaming Devices in the UK Region through sublicensees, provided that Licensor approves such sublicensees, such approval not to be unreasonably withheld. For the avoidance of doubt, Licensee’s rights with respect to [*] games are on an exclusive basis.

4. Paragraph 2(c) the License Agreement Summary part of the Agreement is amended by deleting the words “calendar quarter” and replacing them with “month.”

5. Paragraph 2(d) the License Agreement Summary part of the Agreement is amended by deleting the words “calendar quarter” in the first sentence and replacing them with “month.” Paragraph 2(d) of the License Agreement Summary part of the Agreement is hereby further amended by adding the following at the end of the paragraph:

All payments by Licensee to Licensor shall be made in United States Dollars by electronic payment to Licensor as follows:

Payments by wire transfer shall be sent to:

Bank of America
100 West 33rd Street
New York, NY

[*]

Payments by ACH transfer shall be sent to:

Bank of America

* Information has been omitted from this document and filed separately with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

1850 Gateway Blvd.
Concord, CA 94520

[*]

6. Paragraph 1(c) of the License Agreement Summary part of the Agreement is amended by replacing the figure “[*]” which appears twice in the second-to-last paragraph of such Paragraph with the figure “[*]”.

7. The paragraph and other headings (if any) contained in this Amendment are for reference purposes only and should not be deemed to affect the meaning or interpretation of this Amendment or the Agreement. This Amendment may be executed in one or more counterparts, and by facsimile transmission, each copy of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument, but this Amendment shall not be binding upon the parties until it has been signed by each party. The parties hereto agree that facsimile signatures on a copy of this Amendment shall be effective and enforceable as if they were original signatures.

Except as specifically modified or amended by this Amendment, all terms and conditions of the Agreement are unmodified and remain in full force and effect.

This document shall not be deemed an offer and shall not be binding unless signed by all named parties.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

HASBRO, INC.		WMS GAMING INC.

By:	/s/ Barry Nagler	By:	/s/ Orrin J. Edidin
	Senor Vice President		Executive Vice President
	General Counsel & Secretary		Chief Operating Officer
Date:	12/15/06	Date:	12/15/06

HASBRO INTERNATIONAL, INC.

By:	/s/ Barry Nagler
Senor Vice President
General Counsel & Secretary

Date:	12/15/06

* Information has been omitted from this document and filed separately with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.